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                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   MAY 2, 2002
                                 DATE OF REPORT
                        (Date of earliest event reported)


                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                      1-8514               95-3822631
  (State or other jurisdiction of      (Commission          (I.R.S. Employer
   incorporation or organization)      File Number)        Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)



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ITEM 5:  OTHER EVENTS

       A copy of the press release dated May 2, 2002 announcing the Company's results for the three months ended March 31, 2002 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired

         Not applicable.

(b)      Pro forma financial information

         Not applicable.

(c)      Exhibits

         99.1     Press Release issued by the Registrant dated May 2, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITH INTERNATIONAL, INC.


                                   /s/  NEAL S. SUTTON
                                   -------------------------------------------
                                   By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary


Date:  May 2, 2002

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                                  EXHIBIT INDEX


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
    EXHIBIT NO.                   DESCRIPTION
    -----------                   -----------

        99.1            Press Release dated May 2, 2002.
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